UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2005


                             Headwaters Incorporated
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-27808                87-0547337
----------------------------         -------------       -----------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)        Identification Number)


        10653 South River Front Parkway, Suite 300
                    South Jordan, UT                       84095
         ----------------------------------------      ------------
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01: Other Events.

         On March 1, 2005, we held our 2005 Annual Meeting of Stockholders for the following purposes:

         1. To elect three Class II directors to serve until the 2008 annual meeting and one Class III director to serve until the 2006 annual meeting, or until their successors are duly elected and qualified;

         2. To ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 2005;

         3. To approve an amendment to Headwaters' Certificate of Incorporation to increase the number of Headwaters' Common Stock, par value $0.001, authorized for issuance from 50,000,000 to 100,000,000 shares;

         4. To approve the Headwaters Short Term Incentive Bonus Plan;

         5. To approve the Headwaters Long Term Incentive Compensation Plan.

        A total of 30,660,332 shares were voted on proposals no. 1, 2, 3, and 4 and a total of 21,423,120 shares were voted on proposal no. 5. All of the proposals were approved by the stockholders. The results of voting were as follows:

         1. To elect Mr. Kirk A. Benson as a Class II director: for - 30,028,582; withheld authority - 631,750.
                  To elect Mr. Raymond J. Weller as a Class II director: for - 28,257,347; withheld authority - 2,402,985.
                  To elect Mr. E. J. "Jake" Garn as a Class II director: for - 27,367,495; withheld authority - 3,292,837.
                  To elect Mr. Blake O. Fisher, Jr. as a Class III director: for
                  - 29,396,124; withheld authority - 1,264,208.
         2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 2005: for - 29,999,398; against - 602,523; abstain - 58,410.
         3. To approve an increase in the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000 shares: for - 28,377,763; against - 2,179,958; abstain - 102,611.
         4.       To approve the Short Term Incentive Bonus Plan: for -
                  29,195,219; against - 1,313,203; abstain - 151,909.
         5.       To approve the Long Term Incentive Compensation Plan: for -
                  11,708,168; against - 9,556,252; abstain - 158,700.

         A copy of our Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.9; a copy of the Short Term Incentive Bonus Plan is attached hereto as Exhibit 99.9; and a copy of the Long Term Incentive Compensation Plan is attached hereto as Exhibit 99.10.

Item 9.01: Financial Statements and Exhibits.

         (c) Exhibits.

                  3.1.9 - Amended and Restated Certificate of Incorporation of Headwaters Incorporated dated 1 March 2005.

                  99.9  -  Short Term Incentive Bonus Plan (Effective 1
                           October 2005).

                  99.10 - Long Term Incentive Compensation Plan (Effective 1 March 2005).

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2005                            HEADWATERS INCORPORATED
                                               (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  -----------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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